UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 6, 2005

MOUNTAIN NATIONAL BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-49912	75-3036312

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

300 East Main Street, Sevierville, Tennessee	37862

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (865) 428-7990

N/A

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Ex-99.1 Press Release

Item 7.01. Regulation FD Disclosure.

     On June 6, 2005, Mountain National Bancshares, Inc., a Tennessee corporation (the “Company”) issued the press release furnished herewith as Exhibit 99.1 announcing the Company’s intent to file a registration statement covering the sale of approximately 350,000 shares of the Company’s common stock and an equivalent number of warrants to purchase shares of the Company’s common stock.

Item 9.01. Financial Statements and Exhibits.

Exhibits

     99.1     Press Release of Mountain National Bancshares, Inc. dated June 6, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNTAIN NATIONAL BANCSHARES, INC.
By:	/s/ Dwight B. Grizzell
	Name:	Dwight B. Grizzell
	Title:	President and Chief Executive Officer

Date: June 6, 2005